AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
October 2015

For the month of October 2015, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.06% and a net return of -0.10%. Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.02% for the month.

October gross relative performance: -0.08%

Performance for periods ended October 31, 2015 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.11%	3.10%	2.24%	3.58%	5.21%
HIT Total Net Rate of Return	1.74%	2.66%	1.79%	3.13%	4.77%
Barclays Capital Aggregate Bond Index	1.14%	1.96%	1.65%	3.03%	4.72%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month- end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

•	The HIT’s ongoing yield advantage over the Barclays Aggregate.

•
Mixed performance by agency multifamily mortgage-backed securities (MBS) relative to Treasuries. FHA/Ginnie Mae multifamily permanent loan certificate spreads tightened by 9 basis points (bps) and Fannie Mae multifamily DUS spreads tightened across structures, with the spread on the benchmark 10/9.5 structure contracting by 10 bps. At the same time, FHA/Ginnie Mae multifamily construction/permanent loan certificate spreads widened by 9 bps. The HIT had 22.0% of its portfolio invested in DUS securities across various structures on October 31.

•	The portfolio’s relative short duration as interest rates rose across the curve. Two-, 5-, 10-, and 30-year Treasury rates increased by 10, 16, 11, and 7 bps, respectively.

•	The HIT’s overweight to spread product as swap spreads tightened across the curve. Five-, 7-, and 10-year swap spreads tightened by 5, 6, and 5 bps, respectively.

Negative contributions to the HIT’s performance included:

•
Very strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate, with excess returns of 85 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 24.2% of the index at the end of October.

AFL-CIO HOUSING INVESTMENT TRUST                                           October 2015 Performance Commentary

•
Good performance by agency fixed rate single family mortgage-backed securities (RMBS), the second best performing major sector in the index with excess returns of 37 bps. The HIT is underweight to this sector with a 24.4% allocation versus 28.4% in the Barclays Aggregate. Mitigating this, however, was the portfolio’s overweight toward floating rate single family MBS, which outperform in a rising interest rate environment.

•
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 16, 55, 72, and 129 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Approximately 95% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to 72% for the Barclays Aggregate at the end of October.

October 2015 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.37%	0	5.84
Agencies	0.13%	40	4.04
Single family agency MBS (RMBS)	0.07%	37	4.29
Corporates	0.42%	85	7.15
Commercial MBS (CMBS)	-0.17%	25	4.88
Asset-backed securities (ABS)	-0.22%	-6	2.40
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/31/15	10/31/15	Change
1 Month	-0.018%	0.003%	0.020%
3 Month	-0.015%	0.074%	0.089%
6 Month	0.069%	0.226%	0.158%
1 Year	0.313%	0.324%	0.010%
2 Year	0.631%	0.726%	0.095%
3 Year	0.902%	1.025%	0.123%
5 Year	1.358%	1.519%	0.161%
7 Year	1.737%	1.886%	0.149%
10 Year	2.038%	2.143%	0.105%
30 Year	2.854%	2.923%	0.068%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.